SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported) April 6, 2000.

                  INTERNATIONAL BUSINESS MACHINES CORPORATION

            (Exact name of registrant as specified in its charter)

                                            1-2360                13-0871985
           New York                     (Commission File      (I.R.S. Employer
   (State of Incorporation)                 Number)          Identification No.)

    Armonk, New York                          10504

(Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: 914-499-1900



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Item 7.    Financial Information, Pro Forma Financial Information and Exhibits.

          This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-70521 on Form S-3, effective March 9, 1999, the documents included as Exhibits 1 and 2 hereto, relating to Yen 100,000,000,000 aggregate principal amount of debt securities of the Registrant.

          The following exhibits are hereby filed with this report:

Exhibit
Number                               Description

(1) Underwriting Agreement dated April 6, 2000, among International Business Machines Corporation, Morgan Stanley & Co. International Limited, Tokyo-Mitsubishi International PLC, Bear, Stearns & Co. Inc., Daiwa Securities SB Captial Markets Europe Limited, Deutsche Bank AG London, J.P. Morgan Securities Ltd., Nomura International PLC and Salomon Brothers International Limited.

(2)            Form of 0.90% Note due 2003.




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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           INTERNATIONAL BUSINESS MACHINES CORPORATION
                           -------------------------------------------
                                               (Registrant)


                                    By:      /s/ Andrew Bonzani
                                          ---------------------------
                                          Name: Andrew Bonzani
                                          Title:  Assistant Secretary

Date:  April 13, 2000.


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                                 Exhibit Index


Exhibit
Number                                          Description

(1)                                 Underwriting Agreement dated
                                    April 6, 2000, among
                                    International Business Machines
                                    Corporation, Morgan Stanley &
                                    Co. International Limited,
                                    Tokyo-Mitsubishi International
                                    PLC, Bear, Stearns & Co. Inc.,
                                    Daiwa Securities SB Captial
                                    Markets Europe Limited,
                                    Deutsche Bank AG London, J.P.
                                    Morgan Securities Ltd., Nomura
                                    International PLC and Salomon
                                    Brothers International Limited.

(2)                                 Form of 0.90% Note due 2003.